                                                                    Exhibit 99.1

                         PRO FORMA FINANCIAL INFORMATION

PRO FORMA FINANCIAL INFORMATION

The acquisition of EMCO Recycling Corp. (EMCO) by Metal Management, Inc. (MMI) was completed April 11, 1996, the sale of MMI's Spectra*Star printer and consumables business closed on July 16, 1996 and the discontinuance of the VideoShow and related product lines was done in the fourth quarter of fiscal 1995. The following pro forma information updates the pro forma information appearing on pages 41 through 45 of the companies' Joint Proxy Statement dated March 8, 1996 and the pro forma information included in MMI's Form 8K/A filed on June 20, 1996, both of which are incorporated herein by reference.

The following unaudited pro forma combined condensed statement of operations gives effect to the merger of Metal Management, Inc. (MMI) and EMCO Recycling Corp. (EMCO), the sale of MMI's Spectra*Star printer and consumables business and the discontinuance of the VideoShow and related product lines for the year ended October 31, 1995 and the five months ended March 31, 1996. The acquisition of EMCO is reflected by combining the results of operations of MMI for the year ended October 31, 1995 and the five months ended March 31, 1996 with the results of EMCO for the twelve months ended September 30, 1995 and the five months ended February 29, 1996, respectively, using the purchase method of accounting as if the merger had occurred November 1, 1994 and 1995, respectively, and by giving effect to the pro forma adjustments described below. The sale of the Spectra*Star printer and consumables business and the discontinuance of the VideoShow and related product lines are reflected by reversing all sales, costs and expenses of such business, including the discontinued VideoShow and related product lines, for the year ended October 31, 1995 and the five months ended March 31, 1996 as if the sale of the Spectra*Star printer and consumables business and the discontinuance of the VideoShow and related product lines had occurred November 1, 1994 and 1995, respectively, and by giving effect to the pro forma adjustments described below.

The following unaudited combined condensed balance sheet presents the combined financial position of MMI as of October 31, 1995 and March 31, 1996 and EMCO as of September 30, 1995 and February 29, 1996, respectively, assuming the merger with EMCO occurred as of October 31, 1995 and March 31, 1996, respectively, and the acquisition of EMCO was accounted for using the purchase method and includes the pro forma adjustments described below. The allocation of the excess of the acquisition costs over the book value of the net assets acquired has been applied to intangible assets, based on the Company's estimate of the fair value of the net assets acquired. Such allocation of the purchase price may change upon the final determination of the fair value of assets acquired and liabilities assumed; however management believes that the final allocation of the purchase price will not be materially different from that used in preparing the pro forma financial information. In addition the unaudited combined condensed balance sheet presents the combined financial position of MMI and EMCO as of October 31, 1995 and March 31, 1996 as if the sale of the Spectra*Star printer and consumables business occurred as of October 31, 1995 and March 31, 1996, respectively, and includes the pro forma adjustments described below. No significant pro forma adjustments to the unaudited combined condensed balance sheets were necessary relating to the discontinued VideoShow and related product lines because such adjustments were actually recorded in the fourth quarter of fiscal 1995.

The unaudited pro forma condensed financial information does not purport to represent what the Combined Company's results of operations would have been had the Merger, sale of the Spectra*Star printer and consumables business and the discontinuance of the VideoShow and related product lines occurred on the dates indicated or for any future period or date.

The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto for MMI and for EMCO.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1995
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                 HISTORICAL
                                        ----------------------------------
                                                               EMCO
                                             METAL           RECYCLING
                                           MANAGEMENT,         CORP.                                   PRO FORMA
                                              INC.           TWELVE MONTHS                              COMBINED
                                           YEAR ENDED          ENDED                                    YEAR ENDED
                                           OCTOBER 31,       SEPTEMBER 30,        PRO FORMA            OCTOBER 31,
                                             1995              1995              ADJUSTMENTS             1995
                                         -------------      --------------     --------------         -------------
Net sales                                $     9,511        $ 69,590            ($    9,511)(12)      $  69,590
Cost of sales                                  7,028          60,324                 (7,028)(12)         60,324
                                         -----------        --------            -----------            --------
Gross profit                                   2,483           9,266                 (2,483)              9,266

Operating expenses:
        Marketing and sales                    2,088                                 (2,088)(12)              0
        Research and development               1,044                                 (1,044)(12)              0
        General and administrative             1,163           3,656                    (60) (8)          5,140
                                                                                        569  (8)
                                                                                        172  (8)
                                                                                       (361)(12)
        Restructuring cost                     1,437                                 (1,437)(12)              0
                                         -----------        --------               ------------        --------

Total operating expenses                       5,732           3,656                 (4,248)              5,140

Income (loss) from operations                 (3,249)          5,610                  1,765               4,126
Interest expense                                               1,433                     86  (9)          1,519
Other (income) expense                          (312)            (55)                    95 (10)           (327)
                                                                                        (55)(13)
                                         -----------        --------            -----------            --------
Income (loss) before income tax               (2,937)          4,232                  1,639               2,934
Benefit from income tax                         (500)          1,796                   (269)(11)          1,027
                                         -----------        --------            -----------            --------
Net income (loss)                        ($    2,437)       $  2,436            $     1,908            $  1,907
                                         ===========        ========            ===========            ========
Net income (loss) per share                 ($  0.48)       $ 243.60                                   $   0.22

Weighted average number of shares
outstanding                                5,125,000          10,000                                  8,625,000

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                OCTOBER 31, 1995
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                       HISTORICAL
                                               ----------------------------
                                                 METAL            EMCO
                                               MANAGEMENT      RECYCLING
                                                  INC.            CORP.
                                               OCTOBER 31,     SEPTEMBER 30,       PRO FORMA         PRO FORMA
                                                  1995              1995          ADJUSTMENTS        COMBINED
                                               -----------     -------------     -------------      ----------
ASSETS
Current assets:
        Cash and cash equivalents                 $ 3,032       $   227          ($ 2,050)  (4)      $ 2,309
                                                                                    1,100  (13)
        Marketable securities                       3,246                                              3,246
        Accounts receivable, net                    1,599         4,512                                6,111
        Loan to EMCO Recycling Corp.
        Inventories                                 1,718         3,185            (1,718) (14)        3,185
        Other current assets                          362         1,434                                1,796
                                                  -------       -------          --------            -------
              Total current assets                  9,957         9,358            (2,668)            16,647

Property and equipment, net                            58         7,213             1,100   (2)        8,313
                                                                                      (58) (14)
Other assets                                          115           490                                  605
Goodwill and other intangibles                                      764              (764)  (7)       10,258
                                                                                   10,258(1)(7)
                                                  -------       -------          --------            -------
        Total assets                              $10,130       $17,825          $  7,868            $35,823
                                                  -------       -------          --------            -------

LIABILITIES AND STOCKHOLDERS'
        EQUITY
Current liabilities:
        Operating line of credit                                $ 4,342                              $ 4,342
        Accounts payable                              331         3,831              (331) (14)        3,831
        Other accrued liabilities                     486           923              (151) (14)        1,258
        Current portion of long term debt                           940                                  940
                                                  -------       -------          --------            -------
              Total current liabilities               817        10,036              (482)            10,371

Long term debt, less current portion                              4,400               950   (4)        5,350

Other liabilities                                                   141             1,719   (7)        1,860
                                                  -------       -------          --------            -------
        Total liabilities                             817        14,577             2,187             17,581
                                                  -------       -------          --------            -------
Stockholders' equity
        Common stock and additional
              paid in capital                       3,089            97               (97)  (6)       12,212
                                                                                    8,807(1)(3)
                                                                                      316(1)(5)
        Retained earnings                           6,224         3,151            (3,151)  (6)        6,030
                                                                                     (194) (14)
                                                  -------       -------          --------            -------
              Total stockholders' equity            9,313         3,248             5,681             18,242
                                                  -------       -------          --------            -------
        Total liabilities and stockholders'
              equity                              $10,130       $17,825          $  7,868            $35,823
                                                  =======       =======          ========            =======

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
                  AS OF AND FOR THE YEAR ENDED OCTOBER 31, 1995

The pro forma financial information is based on the following assumptions and adjustments:

(1) Reflects the issuance of common stock, warrants and cash consideration for the acquisition of EMCO as follows:

         Total acquisition costs are estimated as follows:

                                                                                                     Amount
                                                                                                 --------------
                                                                                                 (In thousands)
         Cash payment to EMCO shareholders                                                       $        1,150
         Issue 3,500,000 shares of MMI Common Stock (see Note 3)                                          8,807
         Issue warrants for 600,000 shares of MMI Common Stock at $4.48 per share
              and 400,000 shares at $6.48 per share                                                         316
         Accrual of covenants-not-to-compete                                                              1,719
         Cash payment for transaction costs                                                                 750
                                                                                                 --------------
         Total estimated consideration                                                           $       12,742
                                                                                                 ==============


         The acquisition costs will be allocated for pro forma purposes as follows:

                                                                                                      Amount
                                                                                                 --------------
                                                                                                 (In thousands)
         Current assets                                                                          $         9,358
         Property and equipment                                                                            7,213
         Other assets                                                                                        490
         Current liabilities                                                                             (10,036)
         Long term debts                                                                                  (4,541)
         Goodwill and other intangibles, including covenants not to compete of $1,719                     10,258
                                                                                                 ---------------
                                                                                                 $        12,742
                                                                                                 ===============


         The above allocation of acquisition cost is preliminary and may change upon final determination of the fair value of assets acquired and liabilities assumed; however, management believes that the final allocation of the purchase price will not be materially different from that used in preparing the pro forma financial information. Goodwill and the covenants not to compete are being amortized over 15 years and 10 years, respectively.

(2) MMI will acquire from Harold Rubinstein for $150,000 in cash and $950,000 9% notes payable in three years two parcels of real estate on which certain of Ellis Metals Inc.'s (Ellis) operations are located.

                  AS OF AND FOR THE YEAR ENDED OCTOBER 31, 1995

(3) Reflects the issuance of 3,500,000 shares of MMI Common Stock at a weighted average share price of $2.52 per share in partial consideration for all the outstanding shares of EMCO Common Stock, for a total of $8,807,000. Such price reflects various discounts from the average closing market price per share as quoted on the NASDAQ during the period from November 28, 1995 through December 7, 1995. The discounts reflect, among other things, that none of the 3,500,000 shares are currently registered; 300,000 shares with demand registration rights principally at shareholders' expense are discounted 15% and the remaining 3,200,000 shares with "piggy-back" registration rights for two years following the closing of the transaction for up to 20% of the company owned shares that would be registered are discounted 30%.

(4) Reflects the cash consideration of $1,150,000 in partial consideration for all the outstanding shares of EMCO Common Stock, $150,000 in cash and $950,000 in notes payable in consideration for two parcels of real estate on which certain of Ellis' operations are located and $750,000 for the payment of transaction related expenses, principally legal and accounting fees. Presented as a reduction of $2,050,000 in cash and cash equivalents, and an increase of $950,000 in long term debt.

(5) Reflects the estimated value of 600,000 warrants to acquire MMI Common Stock at $4.48 per share and 400,000 warrants to acquire MMI Common Stock at $6.48 per share in partial consideration for all the outstanding shares of EMCO Common Stock.

(6)      Reflects the elimination of EMCO's stockholders equity accounts.

(7) Reverse EMCO's goodwill related to its prior acquisitions and record goodwill ($8,539) and covenants not to compete ($1,719) related to MMI's acquisition of EMCO as if the transaction occurred October 31, 1995.

(8) Reflects the reversal of EMCO's amortization of goodwill from prior acquisitions and recording amortization of goodwill and other intangible assets arising upon MMI's acquisition of EMCO ($569,000) and ($172,000), respectively, as if the acquisition had occurred on November 1, 1994.

(9) Adjustment to record interest expense for $950,000 notes payable in three years which bear interest at 9% which will be issued to acquire two parcels of real estate on which certain of Ellis' operations are located.

(10) Adjustment to reduce interest income for the payment of $2,050,000 cash consideration and related transaction costs as if the acquisitions of EMCO and the two parcels of real estate on which certain of Ellis' operations are located had occurred on November 1, 1994.

(11) Adjustment to the income tax provision to reflect the combined results of operations of MMI and EMCO.

(12) Adjustment to reverse sales, cost of sales, marketing and sales expenses, research and development expenses, general and administrative expenses and restructuring costs relating to the Spectra*Star printer and consumables business and the discontinued VideoShow and related product lines. The Spectra*Star printer and consumables business was sold as of July 16, 1996 for proceeds of $1,250,000 in cash and other contingent consideration which is not valued for purposes of this pro forma presentation. Transaction costs including severance costs and professional fees are estimated to be approximately $150,000 and are not included in the pro forma combined condensed statement of operations.

                  AS OF AND FOR THE YEAR ENDED OCTOBER 31, 1995

         The VideoShow and related product lines were discontinued in the fourth quarter of fiscal 1995.

(13) Adjustment to record net cash proceeds of $1,100,000 ($1,250,000 in cash net of estimated transactions expenses of $150,000) and related interest income from the sale of Spectra*Star printer and consumables business.

(14) Adjustment to eliminate inventory, fixed assets, accounts payable and estimated accrued expenses relating to the Spectra*Star printer and consumables business and the discontinued VideoShow and related product lines.

              PRO FORMA COMBINED CONDENSED STATEMENT OF OPERATIONS
                 FOR THE FIVE MONTH PERIOD ENDED MARCH 31, 1996
                        (IN THOUSANDS, EXCEPT SHARE DATA)
                                   (UNAUDITED)

                                                                HISTORICAL
                                                      --------------------------------
                                                            METAL             EMCO
                                                         MANAGEMENT,        RECYCLING                                 PRO FORMA
                                                            INC.              CORP.                                    COMBINED
                                                         FIVE MONTHS       FIVE MONTHS                               FIVE MONTHS
                                                           ENDED             ENDED                                     ENDED
                                                          MARCH 31,        FEBRUARY 29,     PRO FORMA                 MARCH 31,
                                                           1996               1996         ADJUSTMENTS                  1996
                                                      ----------------   --------------   -------------          -----------------
            Net sales                                 $         3,074    $       29,752        ($3,074)(12)       $         29,752
            Cost of sales                                       1,969            27,429         (1,969)(12)                 27,429
                                                      ----------------   --------------   -------------          -----------------
            Gross profit                                        1,105             2,323         (1,105)                      2,323

            Operating expenses:
                   Marketing and sales                            546                             (546)(12)                      0
                   Research and development                        77                              (77)(12)                      0
                   General and administrative                     618             2,717            (25) (8)                  3,348
                                                                                                   250  (8)
                                                                                                    72  (8)
                                                                                                  (284)(12)
                                                      ----------------   --------------   -------------          -----------------
            Total operating expenses                            1,241             2,717           (610)                      3,348

            Loss from operations                                 (136)             (394)          (495)                     (1,025)
            Interest expense                                                        593             36  (9)                    629
            Other (income) expense                               (142)             (128)            43 (10)                   (250)
                                                                                                   (23)(13)
                                                      ----------------   --------------   -------------          -----------------
            Income (loss) before income tax                         6              (859)          (551)                     (1,404)
            Benefit from income tax                                                (345)          (146)(11)                   (491)
                                                      ----------------   --------------   -------------          -----------------
            Net income (loss)                         $             6             ($514)         ($404)                      ($912)
                                                      ===============    ==============   =============          =================
            Net income (loss) per share               $          0.00           ($51.40)                                    ($0.10)

            Weighted average number of shares
            outstanding                                     5,870,000            10,000                                  9,370,000

                   PRO FORMA COMBINED CONDENSED BALANCE SHEET
                                 MARCH 31, 1996
                                 (IN THOUSANDS)
                                   (UNAUDITED)

                                                                   HISTORICAL
                                                            --------------------------
                                                              METAL         EMCO
                                                            MANAGEMENT    RECYCLING
                                                               INC.          CORP.
                                                            MARCH 31,     FEBRUARY 29,        PRO FORMA           PRO FORMA
                                                               1996          1996            ADJUSTMENTS          COMBINED
                                                            ----------    ------------     --------------      -------------
            ASSETS
            Current assets:
                   Cash and cash equivalents                 $ 3,093       $   178          ($ 2,050)  (4)        $ 3,321
                                                                                                                  1,000(6)
                                                                                                                  1,100(13)
                   Marketable securities                       2,644         2,644
                   Accounts receivable, net                    1,488         5,512             7,000
                   Loan to EMCO Recycling Corp.                1,000        (1,000(6)
                   Inventories                                 1,359         1,618            (1,359) (14)        1,618
                   Other current assets                          128         1,015             1,143
                                                             -------       -------          --------            -------
                           Total current assets                9,712         8,323            (2,309)            15,726

            Property and equipment, net                           44         7,266             1,100   (2)        8,366
                                                                                                 (44) (14)
            Deferred charges                                     478           478
            Other assets                                         115           488                                  603
            Goodwill and other intangibles                                     739              (739)  (7)       10,734
                                                                                              10,734(1)(7)
                                                             -------       -------          --------            -------
                   Total assets                              $10,349       $16,816          $  8,742            $35,907
                                                             =======       =======          ========            =======
            LIABILITIES AND STOCKHOLDERS'
                   EQUITY
            Current liabilities:
                   Operating line of credit                                $ 4,735                              $ 4,735
                   Accounts payable                              282         3,611              (282) (14)        3,611
                   Other accrued liabilities                     459           216              (211) (14)          464
                   Current portion of long term debt                           956                                  956
                                                             -------       -------          --------            -------
                           Total current liabilities             741         9,518              (493)             9,766

            Long term debt, less current portion                             4,410               950   (4)        5,360

            Other liabilities                                                  141             1,667   (7)        1,808
                                                             -------       -------          --------            -------
                   Total liabilities                             741        14,069             2,124             16,934
                                                             -------       -------          --------            -------

            Stockholders' equity
                   Common stock and additional
                           paid in capital                     3,378           110              (110)  (6)       12,501
                                                                                               8,807(1)(3)
                                                                                                 316(1)(5)
                   Retained earnings                           6,230         2,637            (2,637)  (6)        6,472
                                                                                                 242  (14)
                                                             -------       -------          --------            -------
                           Total stockholders' equity          9,608         2,747             6,618             18,973
                                                             -------       -------          --------            -------

                   Total liabilities and stockholders'
                           equity                            $10,349       $16,816          $  8,742            $35,907
                                                             =======       =======          ========            =======

                    NOTES TO PRO FORMA FINANCIAL INFORMATION
            AS OF AND FOR THE FIVE MONTH PERIOD ENDED MARCH 31, 1996

The pro forma financial information is based on the following assumptions and adjustments:

(1) Reflects the issuance of common stock, warrants and cash consideration for the acquisition of EMCO as follows:

         Total acquisition costs are estimated as follows:

                                                                                                    Amount
                                                                                                 -------------
                                                                                                 (In thousands)
         Cash payment to EMCO shareholders                                                       $        1,150
         Issue 3,500,000 shares of MMI Common Stock (see Note 3)                                          8,807
         Issue warrants for 600,000 shares of MMI Common Stock at $4.48 per share
              and 400,000 shares at $6.48 per share                                                         316
         Accrual of covenants-not-to-compete                                                              1,719
         Cash payment for transaction costs                                                                 750
                                                                                                  -------------
         Total estimated consideration                                                           $       12,742
                                                                                                 ==============

         The acquisition costs will be allocated for pro forma purposes as follows:

                                                                                                    Amount
                                                                                                 -------------
                                                                                                 (In thousands)
         Current assets                                                                          $        8,323
         Property and equipment                                                                           7,266
         Other assets                                                                                       488
         Current liabilities                                                                             (9,518)
         Long term debts                                                                                 (4,551)
         Goodwill and other intangibles, including covenants not to compete of $1,719                    10,734
                                                                                                 --------------
                                                                                                 $       12,742
                                                                                                 ==============


         The above allocation of acquisition cost is preliminary and may change upon final determination of the fair value of assets acquired and liabilities assumed; however, management believes that the final allocation of the purchase price will not be materially different from that used in preparing the pro forma financial information. Goodwill and the covenants not to compete are being amortized over 15 years and 10 years, respectively.

(2) MMI will acquire from Harold Rubinstein for $150,000 in cash and $950,000 9% notes payable in three years two parcels of real estate on which certain of Ellis Metals Inc.'s (Ellis) operations are located.

            AS OF AND FOR THE FIVE MONTH PERIOD ENDED MARCH 31, 1996

(3) Reflects the issuance of 3,500,000 shares of MMI Common Stock at a weighted average share price of $2.52 per share in partial consideration for all the outstanding shares of EMCO Common Stock, for a total of $8,807,000. Such price reflects various discounts from the average closing market price per share as quoted on the NASDAQ during the period from November 28, 1995 through December 7, 1995. The discounts reflect, among other things, that none of the 3,500,000 shares are currently registered; 300,000 shares with demand registration rights principally at shareholders' expense are discounted 15% and the remaining 3,200,000 shares with "piggy-back" registration rights for two years following the closing of the transaction for up to 20% of the company owned shares that would be registered are discounted 30%.

(4) Reflects the cash consideration of $1,150,000 in partial consideration for all the outstanding shares of EMCO Common Stock, $150,000 in cash and $950,000 in notes payable in consideration for two parcels of real estate on which certain of Ellis' operations are located and $750,000 for the payment of transaction related expenses, principally legal and accounting fees. Presented as a reduction of $2,050,000 in cash and cash equivalents, and an increase of $950,000 in long term debt.

(5) Reflects the estimated value of 600,000 warrants to acquire MMI Common Stock at $4.48 per share and 400,000 warrants to acquire MMI Common Stock at $6.48 per share in partial consideration for all the outstanding shares of EMCO Common Stock.

(6) Reflects the elimination of EMCO's stockholders equity accounts and loan from MMI to EMCO in March 1996.

(7) Reverse EMCO's goodwill related to its prior acquisitions and record goodwill ($9,015) and covenants not to compete ($1,719) related to MMI's acquisition of EMCO as if the transaction occurred March 31, 1996.

(8) Reflects the reversal of EMCO's amortization of goodwill from prior acquisitions and recording amortization of goodwill and other intangible assets arising upon MMI's acquisition of EMCO ($250,000) and ($72,000), respectively, as if the acquisition had occurred on November 1, 1995.

(9) Adjustment to record interest expense for $950,000 notes payable in three years which bear interest at 9% which will be issued to acquire two parcels of real estate on which certain of Ellis' operations are located.

(10) Adjustment to reduce interest income for the payment of $2,050,000 cash consideration and related transaction costs as if the acquisitions of EMCO and the two parcels of real estate on which certain of Ellis' operations are located had occurred on November 1, 1995.

(11) Adjustment to the income tax provision to reflect the combined results of operations of MMI and EMCO.

(12) Adjustment to reverse sales, cost of sales, marketing and sales expenses, research and development expenses, and general and administrative expenses relating to the Spectra*Star printer and consumables business and the discontinued VideoShow and related product lines. The Spectra*Star printer and consumables business was sold as of July 16, 1996 for proceeds of $1,250,000 in cash and other contingent consideration which is not valued for purposes of this pro forma presentation.

            AS OF AND FOR THE FIVE MONTH PERIOD ENDED MARCH 31, 1996

         Transaction costs including severance costs and professional fees are estimated to be approximately $150,000 and are not included in the pro forma combined condensed statement of operations. The VideoShow and related product lines were discontinued in the fourth quarter of fiscal 1995.

(13) Adjustment to record net cash proceeds of $1,100,000 ($1,250,000 in cash net of estimated transaction expenses of $150,000) and related interest income from the sale of Spectra*Star printer and consumables business, including the discontinuance of VideoShow and related products, which was sold as of July 16, 1996 for proceeds of $1,250,000 in cash.

(14) Adjustment to eliminate inventory, fixed assets, accounts payable and estimated accrued expenses relating to the Spectra*Star printer and consumables business and the discontinued VideoShow and related product lines.